Exhibit 99.1
    NASDAQ: WASH
Media Contact: Kathleen Hart
VP, Public Relations Manager
Telephone: (401) 348-1495
E-mail: kahart@washtrust.com
Date: October 19, 2026
FOR IMMEDIATE RELEASE

Washington Trust Reports Third Quarter 2026 Results

WESTERLY, R.I., October 19, 2026 (PR NEWSWIRE)…Washington Trust Bancorp, Inc. (Nasdaq: WASH; “Washington Trust” or the “Corporation”), today reported third quarter 2026 net income of $19.4 million, up by $3.4 million, or 21%, from the preceding quarter. Diluted earnings per share was $1.01 for the third quarter of 2026, up by $0.18 from the preceding quarter. Compared to the third quarter of 2025, net income was up by $8.5 million, or $0.45 per diluted share.

“We delivered another strong quarter marked by growth in earnings and net interest income, continued margin expansion and improved operating efficiency,” said Washington Trust Chairman and Chief Executive Officer Edward O. “Ned” Handy III. “By combining personalized service and trusted advice with the capabilities of a regional bank, we are able to provide customers with a level of service, expertise and convenience that stands apart from other community banks our size. We continue to focus on leveraging these strengths to support prudent growth and deliver long-term value for our shareholders.”

THIRD QUARTER HIGHLIGHTS (Q3 2026 vs. Q2 2026, unless otherwise noted):
•Profitability metrics improved with returns on average equity and average assets of 13.89% and 1.17%, compared to 11.61% and 0.99%, respectively.
•Net interest margin ("NIM") expanded to 2.84%, up by 11 basis points.
•Asset quality metrics improved, reflecting the resolution of a commercial real estate office loan.
•The provision for credit losses was $1.8 million for the third quarter.
•Total noninterest income was up by 9%.
•Total noninterest expenses increased modestly by 0.5%.
•Loan balances were up by $61.8 million from June 30, 2026.
•Deposits reached an all-time high of $5.4 billion and were up by $77.1 million from June 30, 2026.
•Capital ratios remained strong, with a common equity tier 1 ratio of 11.93% at September 30, 2026.

Washington Trust
October 19, 2026
RESULTS OF OPERATIONS (Q3 2026 vs. Q2 2026, unless otherwise noted):
Net Interest Income
Net interest income was up by $2.9 million, or 7%, and NIM was up by 11 basis points. Compared to the third quarter of 2025, net interest income was up by $5.9 million, or 15%, and NIM was up by 44 basis points.
•Net interest income for the third quarter of 2026 amounted to $44.7 million and included the receipt of previously unrecognized second quarter interest income of $283 thousand (equivalent to $0.01 per diluted share or a 2 basis points benefit to NIM) associated with the resolution of a commercial real estate office loan that returned to accruing status in the third quarter.
•Average interest-earning assets increased by $104 million, and the yield was up by 7 basis points.
•Average interest-bearing liabilities increased by $52 million, and the rate was down by 3 basis points.

Noninterest Income
Noninterest income was up by $1.6 million, or 9%. Compared to the third quarter of 2025, noninterest income was up by $2.6 million, or 15%.
•Wealth management revenues decreased by $112 thousand, or 1%, as increased asset-based revenues were offset by a seasonal decline in tax servicing fee income. Compared to the third quarter of 2025, wealth management revenues increased by $716 thousand, or 7%.
•Mortgage banking revenues were down by $318 thousand, or 9%, reflecting a decrease in the mortgage pipeline and rising market interest rates. Compared to the third quarter of 2025, mortgage banking revenues were down by 10%.
•Loan related derivative income totaled $1.5 million, up by $924 thousand, driven by increased commercial borrower demand for interest rate swap transactions.
•Income from bank-owned life insurance totaled $1.9 million, up by $959 thousand, due to the recognition of a non-taxable gain of $954 thousand (equivalent to $0.05 per diluted share).

Noninterest Expense
Noninterest expense was up by $200 thousand, or 0.5%. Compared to the third quarter of 2025, noninterest expense was up by $3.1 million, or 9%.
•Salaries and employee benefits expense decreased by $188 thousand, or 0.7%. Compared to the third quarter of 2025, salaries and employee benefits expense increased by $2.5 million, or 11%, reflecting annual merit and staffing increases.
•All other noninterest expenses increased by $388 thousand, or 3%, largely reflecting volume-related increases in outsourced services expense. Compared to the third quarter of 2025, all other noninterest expenses increased by $621 thousand, or 5%.

Income Tax
Income tax expense was up by $692 thousand. The effective tax rate was 20.4%, compared to 21.2%. The Corporation expects its full-year 2026 effective tax rate to be approximately 21.5%.

Washington Trust
October 19, 2026
FINANCIAL CONDITION (Sep 30, 2026 vs. Jun 30, 2026, unless otherwise noted):
Investment Securities
The securities portfolio totaled $818 million, down by $68 million, or 8%, reflecting a decrease of $44 million in the fair value of available for sale securities, as well as routine pay-downs. The securities portfolio represented 13% of total assets, compared to 14%.

Loans
Total loans amounted to $5.2 billion, up by $62 million, or 1%.
•Commercial loans increased by $62 million, or 2%, driven by growth in the commercial real estate portfolio.
•Residential real estate loans decreased by $12 million, or 1%.
•Consumer loans increased by $12 million, or 3%.

Deposits and Borrowings
Total deposits amounted to $5.4 billion, and were up by $77 million, or 1%. Compared to September 30, 2025, deposits were up by $213 million, or 4%.

There were no wholesale brokered deposits at September 30, 2026, June 30, 2026, or September 30, 2025.

FHLB advances totaled $376 million, and were down by $80 million, or 18%. Compared to September 30, 2025, FHLB advances were down by $415 million, or 52%. This decline reflected increases in deposits and timing of liquidity management activities.

Contingent liquidity amounted to $2.1 billion at September 30, 2026 and consisted of available cash, unencumbered securities, and unused collateralized borrowing capacity.

Capital and Dividends
Total shareholders' equity was $530.8 million, down by $22.8 million, or 4%, as net income was offset by a decline in the accumulated other comprehensive income ("AOCI") component of shareholders' equity, as well as quarterly dividend declarations. The decrease in AOCI was driven by the reduction in fair value of available for sale debt securities due to changes in market interest rates.
•The Board of Directors declared a quarterly dividend of 56 cents per share for the third quarter. The dividend was paid on October 9, 2026 to shareholders of record on October 1, 2026.
•Capital levels exceeded the regulatory minimum levels to be considered well capitalized, with a common equity tier 1 ratio of 11.93%, compared to 11.89%.
•Book value per share was $27.82, compared to $29.02.

ASSET QUALITY (Sep 30, 2026 vs. Jun 30, 2026, unless otherwise noted):
Nonaccrual loans were $24.5 million, or 0.48% of total loans, down from $39.8 million, or 0.78%. Past due loans were $27.9 million, or 0.54% of total loans, down from $41.4 million, or 0.81%.

Washington Trust
October 19, 2026

The improvement in asset quality was driven by the resolution of one commercial real estate office loan for $22.3 million that was previously placed on nonaccrual status in the first quarter of 2026. In the third quarter, this loan was restructured and bifurcated, resulting in $18.5 million being returned to accruing status and $3.8 million being charged off.

The provision for credit losses totaled $1.8 million in the third quarter, compared to $1.6 million in the prior quarter.

The allowance for credit losses ("ACL") on loans amounted to $40.5 million, or 0.78% of total loans, compared to $42.6 million, or 0.83%. The ACL on loans to total loans (coverage ratio) is affected by the timing and extent of charge-offs. Net charge-offs totaled $3.9 million in the third quarter, compared to $55 thousand in the preceding quarter.

Conference Call
Washington Trust will host a conference call to discuss its third quarter results, business highlights, and outlook on October 20, 2026, at 8:30 a.m. (Eastern Time). Individuals may dial in to the call at 1-833-461-5787 and enter Meeting ID 797102163. A replay of the call will be available on Washington Trust's investor relations website, https://ir.washtrust.com, in the events section under “Q3 - 2026 Washington Trust Bancorp, Inc. Earnings Conference Call Webcast”.

Washington Trust
October 19, 2026
Background
Washington Trust Bancorp, Inc. is the parent of The Washington Trust Company. Founded in 1800, Washington Trust is the oldest community bank in the nation, the largest state-chartered bank headquartered in Rhode Island and one of the Northeast's premier financial services companies. Washington Trust offers a full range of financial services, including commercial banking, mortgage banking, personal banking, and wealth management and trust services through its offices located in Rhode Island, Connecticut, and Massachusetts. The Corporation’s common stock trades on NASDAQ under the symbol WASH. Investor information is available on the Corporation’s website at https://ir.washtrust.com.

Forward-Looking Statements
This press release contains statements that are “forward-looking statements.” We may also make forward-looking statements in other documents we file with the U.S. Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors, or employees. You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters. You should not rely on forward-looking statements, because they involve known and unknown risks, uncertainties, and other factors, some of which are beyond our control. These risks, uncertainties, and other factors may cause our actual results, performance, or achievements to be materially different from the anticipated future results, performance, or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause these differences include the following:
•changes in general business and economic conditions (including the impact of ongoing armed conflicts, tariffs, inflation, future U.S. government shutdowns, and concerns about liquidity) on a national basis and in the local markets in which we operate;
•interest rate changes or volatility, as well as changes in the balance and mix of loans and deposits;
•changes in customer behavior due to political, business and economic conditions;
•changes in loan demand and collectability;
•the possibility that future credit losses are higher than currently expected due to changes in economic assumptions or adverse economic developments;
•ongoing volatility in national and international financial markets;
•reductions in the market value or outflows of wealth management assets under administration;
•decreases in the value of securities and other assets;
•increases in defaults and charge-off rates;
•changes in the size and nature of our competition;
•changes in, and evolving interpretations of, existing and future laws, rules and regulations;
•changes in accounting principles, policies and guidelines;
•operational risks including, but not limited to, changes in information technology, cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest and future pandemics;
•regulatory, litigation and reputational risks; and
•changes in the assumptions used in making such forward-looking statements.

In addition, the factors described under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our Quarterly Reports on Form 10-Q and other filings submitted to the SEC, may result in these differences. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. The forward-looking statements in this report were based on information, plans, and estimates at the date of this report, and we assume no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Supplemental Information - Explanation of Non-GAAP Financial Measures
In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), this press release contains certain non-GAAP financial measures. Washington Trust's management believes that the supplemental non-GAAP information, such as adjusted noninterest income, adjusted noninterest expense, adjusted income before income taxes, adjusted income tax expense, adjusted net income, adjusted diluted earnings per common share, adjusted return on average assets, adjusted return on average equity, and adjusted efficiency ratio, as well as measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

Washington Trust Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; Dollars in thousands)
				Sep 30, 2026 vs. Jun 30, 2026		Sep 30, 2026 vs. Sep 30, 2025
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	$	%	$	%
Assets:
Cash and due from banks	$21,675	$26,443	$35,604	(4,768)	(18.0%)	($13,929)	(39.1%)
Interest-earning deposits with correspondent banks	63,892	89,069	143,886	(25,177)	(28.3)	(79,994)	(55.6)
Short-term investments	9,924	11,883	12,841	(1,959)	(16.5)	(2,917)	(22.7)
Mortgage loans held for sale, at fair value	31,530	33,608	31,318	(2,078)	(6.2)	212	0.7
Available for sale debt securities, at fair value	817,801	885,321	962,466	(67,520)	(7.6)	(144,665)	(15.0)
Federal Home Loan Bank stock, at cost	19,715	23,809	36,331	(4,094)	(17.2)	(16,616)	(45.7)
Loans:
Total loans	5,164,852	5,103,069	5,122,582	61,783	1.2	42,270	0.8
Less: allowance for credit losses on loans	40,488	42,571	36,576	(2,083)	(4.9)	3,912	10.7
Net loans	5,124,364	5,060,498	5,086,006	63,866	1.3	38,358	0.8
Premises and equipment, net	27,992	26,171	25,065	1,821	7.0	2,927	11.7
Operating lease right-of-use assets	34,130	35,029	35,968	(899)	(2.6)	(1,838)	(5.1)
Investment in bank-owned life insurance	115,172	116,914	114,240	(1,742)	(1.5)	932	0.8
Goodwill	63,909	63,909	63,909	—	—	—	—
Identifiable intangible assets, net	3,837	3,992	4,458	(155)	(3.9)	(621)	(13.9)
Other assets	204,550	171,258	165,829	33,292	19.4	38,721	23.3
Total assets	$6,538,491	$6,547,904	$6,717,921	($9,413)	(0.1%)	($179,430)	(2.7%)
Liabilities:
Deposits:
Noninterest-bearing deposits	$690,665	$644,011	$671,309	$46,654	7.2%	$19,356	2.9%
Interest-bearing deposits	4,745,351	4,714,862	4,551,527	30,489	0.6	193,824	4.3
Total deposits	5,436,016	5,358,873	5,222,836	77,143	1.4	213,180	4.1
Federal Home Loan Bank advances	376,000	456,000	791,000	(80,000)	(17.5)	(415,000)	(52.5)
Junior subordinated debentures	22,681	22,681	22,681	—	—	—	—
Operating lease liabilities	37,083	37,935	38,741	(852)	(2.2)	(1,658)	(4.3)
Other liabilities	135,944	118,892	109,642	17,052	14.3	26,302	24.0
Total liabilities	6,007,724	5,994,381	6,184,900	13,343	0.2	(177,176)	(2.9)
Shareholders’ Equity:
Common stock	1,223	1,223	1,223	—	—	—	—
Paid-in capital	198,854	198,088	198,058	766	0.4	796	0.4
Retained earnings	458,174	449,650	437,545	8,524	1.9	20,629	4.7
Accumulated other comprehensive loss	(109,797)	(77,360)	(84,828)	(32,437)	(41.9)	(24,969)	(29.4)
Treasury stock, at cost	(17,687)	(18,078)	(18,977)	391	2.2	1,290	6.8
Total shareholders’ equity	530,767	553,523	533,021	(22,756)	(4.1)	(2,254)	(0.4)
Total liabilities and shareholders’ equity	$6,538,491	$6,547,904	$6,717,921	($9,413)	(0.1%)	($179,430)	(2.7%)

Washington Trust Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; Dollars and shares in thousands, except per share amounts)
				Q3 2026 vs. Q2 2026		Q3 2026 vs. Q3 2025
	Q3 2026	Q2 2026	Q3 2025	$	%	$	%
Interest income:
Interest and fees on loans	$68,066	$64,711	$68,785	$3,355	5.2%	($719)	(1.0%)
Interest on mortgage loans held for sale	557	478	542	79	16.5	15	2.8
Taxable interest on debt securities	8,250	8,468	9,372	(218)	(2.6)	(1,122)	(12.0)
Nontaxable interest on debt securities	7	8	7	(1)	(12.5)	—	—
Dividends on Federal Home Loan Bank stock	425	506	764	(81)	(16.0)	(339)	(44.4)
Other interest income	1,100	998	1,475	102	10.2	(375)	(25.4)
Total interest and dividend income	78,405	75,169	80,945	3,236	4.3	(2,540)	(3.1)
Interest expense:
Deposits	29,009	27,567	31,223	1,442	5.2	(2,214)	(7.1)
Federal Home Loan Bank advances	4,392	5,491	10,542	(1,099)	(20.0)	(6,150)	(58.3)
Junior subordinated debentures	312	308	347	4	1.3	(35)	(10.1)
Total interest expense	33,713	33,366	42,112	347	1.0	(8,399)	(19.9)
Net interest income	44,692	41,803	38,833	2,889	6.9	5,859	15.1
Provision for credit losses	1,800	1,600	6,800	200	12.5	(5,000)	(73.5)
Net interest income after provision for credit losses	42,892	40,203	32,033	2,689	6.7	10,859	33.9
Noninterest income:
Wealth management revenues	11,089	11,201	10,373	(112)	(1.0)	716	6.9
Mortgage banking revenues	3,155	3,473	3,501	(318)	(9.2)	(346)	(9.9)
Card interchange fees	1,317	1,305	1,163	12	0.9	154	13.2
Service charges on deposit accounts	952	842	841	110	13.1	111	13.2
Loan related derivative income	1,507	583	271	924	158.5	1,236	456.1
Income from bank-owned life insurance	1,863	904	868	959	106.1	995	114.6
Other income	382	354	619	28	7.9	(237)	(38.3)
Total noninterest income	20,265	18,662	17,636	1,603	8.6	2,629	14.9
Noninterest expense:
Salaries and employee benefits	25,124	25,312	22,674	(188)	(0.7)	2,450	10.8
Outsourced services	4,605	4,266	4,120	339	7.9	485	11.8
Net occupancy	2,733	2,735	2,691	(2)	(0.1)	42	1.6
Equipment	930	887	917	43	4.8	13	1.4
Legal, audit, and professional fees	802	824	719	(22)	(2.7)	83	11.5
FDIC deposit insurance costs	794	952	1,055	(158)	(16.6)	(261)	(24.7)
Advertising and promotion	703	771	763	(68)	(8.8)	(60)	(7.9)
Amortization of intangibles	155	156	200	(1)	(0.6)	(45)	(22.5)
Other expenses	2,951	2,694	2,587	257	9.5	364	14.1
Total noninterest expense	38,797	38,597	35,726	200	0.5	3,071	8.6
Income before income taxes	24,360	20,268	13,943	4,092	20.2	10,417	74.7
Income tax expense	4,979	4,287	3,097	692	16.1	1,882	60.8
Net income	$19,381	$15,981	$10,846	$3,400	21.3%	$8,535	78.7%

Weighted avg common shares outstanding - basic	19,076	19,064	19,128
Weighted avg common shares outstanding - diluted	19,264	19,204	19,243

Per share information:
Basic earnings per common share	$1.02	$0.84	$0.57	$0.18	21.4%	$0.45	78.9%
Diluted earnings per common share	$1.01	$0.83	$0.56	$0.18	21.7%	$0.45	80.4%
Cash dividends declared	$0.56	$0.56	$0.56	$—	—%	$—	—%

Washington Trust Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; Dollars and shares in thousands, except per share amounts)
			Change
For the Nine Months Ended Sep 30,	2026	2025	$	%
Interest income:
Interest and fees on loans	$197,115	$202,786	($5,671)	(2.8%)
Interest on mortgage loans held for sale	1,410	1,942	(532)	(27.4)
Taxable interest on debt securities	25,486	27,429	(1,943)	(7.1)
Nontaxable interest on debt securities	22	22	—	—
Dividends on Federal Home Loan Bank stock	1,516	2,578	(1,062)	(41.2)
Other interest income	3,007	4,497	(1,490)	(33.1)
Total interest and dividend income	228,556	239,254	(10,698)	(4.5)
Interest expense:
Deposits	83,946	93,835	(9,889)	(10.5)
Federal Home Loan Bank advances	16,660	31,939	(15,279)	(47.8)
Junior subordinated debentures	930	1,040	(110)	(10.6)
Total interest expense	101,536	126,814	(25,278)	(19.9)
Net interest income	127,020	112,440	14,580	13.0
Provision for credit losses	7,400	8,600	(1,200)	(14.0)
Net interest income after provision for credit losses	119,620	103,840	15,780	15.2
Noninterest income:
Wealth management revenues	32,937	30,384	2,553	8.4
Mortgage banking revenues	9,673	8,839	834	9.4
Card interchange fees	4,007	3,919	88	2.2
Service charges on deposit accounts	2,579	2,393	186	7.8
Loan related derivative income	2,317	1,048	1,269	121.1
Income from bank-owned life insurance	3,652	2,463	1,189	48.3
Gain on sale of bank-owned properties, net	—	6,994	(6,994)	(100.0)
Other income	1,065	1,317	(252)	(19.1)
Total noninterest income	56,230	57,357	(1,127)	(2.0)
Noninterest expense:
Salaries and employee benefits	74,776	68,121	6,655	9.8
Outsourced services	13,254	12,870	384	3.0
Net occupancy	8,358	8,094	264	3.3
Equipment	2,720	2,738	(18)	(0.7)
Legal, audit, and professional fees	2,562	2,195	367	16.7
FDIC deposit insurance costs	2,681	3,552	(871)	(24.5)
Advertising and promotion	2,021	1,890	131	6.9
Amortization of intangibles	466	607	(141)	(23.2)
Pension plan settlement charge	—	6,436	(6,436)	(100.0)
Other expenses	8,321	7,949	372	4.7
Total noninterest expense	115,159	114,452	707	0.6
Income before income taxes	60,691	46,745	13,946	29.8
Income tax expense	12,729	10,475	2,254	21.5
Net income	$47,962	$36,270	$11,692	32.2%

Weighted avg common shares outstanding - basic	19,060	19,229
Weighted avg common shares outstanding - diluted	19,213	19,329

Per share information:
Basic earnings per common share	$2.52	$1.89	$0.63	33.3%
Diluted earnings per common share	$2.50	$1.88	$0.62	33.0%
Cash dividends declared	$1.68	$1.68	$—	—%

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026 vs. Jun 30, 2026		Sep 30, 2026 vs. Sep 30, 2025
Share and Equity Related Data:
Book value per share	$27.82	$29.02	$27.98	($1.20)	(4.1%)	($0.16)	(0.6%)
Tangible book value per share (non-GAAP) (1)	$24.27	$25.46	$24.39	($1.19)	(4.7%)	($0.12)	(0.5%)
Market value per share	$37.99	$36.48	$28.90	$1.51	4.1%	$9.09	31.5%
Shares issued at end of period	19,562	19,562	19,562	— shs	—%	— shs	—%
Shares outstanding at end of period	19,081	19,071	19,050	10 shs	0.1%	31 shs	0.2%

Capital Ratios (2):
Tier 1 risk-based capital	12.38%	12.36%	12.11%	2 bps		27 bps
Total risk-based capital	13.25%	13.28%	12.90%	(3) bps		35 bps
Tier 1 leverage ratio	9.01%	9.02%	8.43%	(1) bps		58 bps
Common equity tier 1	11.93%	11.89%	11.64%	4 bps		29 bps

Balance Sheet Ratios:
Equity to assets	8.12%	8.45%	7.93%	(33) bps		19 bps
Tangible equity to tangible assets (non-GAAP) (1)	7.16%	7.49%	6.99%	(33) bps		17 bps
Loans to deposits (3)	94.8%	95.1%	98.0%	(30) bps		(320) bps

				Q3 2026		For the Nine Months Ended		YTD 2026
	Q3 2026	Q2 2026	Q3 2025	vs. Q2 2026 (bps)	vs. Q3 2025 (bps)	Sep 30, 2026	Sep 30, 2025	vs. 2025 (bps)
Performance Ratios (4):
Net interest margin (5)	2.84%	2.73%	2.40%	11	44	2.73%	2.35%	38

Return on average assets (6)	1.17%	0.99%	0.64%	18	53	0.98%	0.72%	26
Adjusted return on average assets (non-GAAP) (1)	1.17%	0.99%	0.64%	18	53	0.98%	0.71%	27
Return on average tangible assets (non-GAAP) (1)	1.18%	1.00%	0.65%	18	53	0.99%	0.72%	27

Return on average equity (7)	13.89%	11.61%	8.14%	228	575	11.60%	9.29%	231
Adjusted return on average equity (non-GAAP) (1)	13.89%	11.61%	8.14%	228	575	11.60%	9.19%	241
Return on average tangible equity (non-GAAP) (1)	15.84%	13.24%	9.34%	260	650	13.22%	10.54%	268

Efficiency ratio (8)	59.7%	63.8%	63.3%	(410)	(360)	62.8%	67.4%	(460)
Adjusted efficiency ratio (non-GAAP) (1)	59.7%	63.8%	63.3%	(410)	(360)	62.8%	66.3%	(350)
(1)See the section labeled “Supplemental Information - Calculation of Non-GAAP Financial Measures” at the end of this document.
(2)Estimated for Sep 30, 2026 and actuals for prior periods.
(3)Period-end balances of net loans and mortgage loans held for sale as a percentage of total deposits.
(4)Annualized based on the actual number of days in the period.
(5)Fully taxable equivalent (FTE) net interest income as a percentage of average-earnings assets.
(6)Net income divided by average assets.
(7)Net income divided by average equity.
(8)Total noninterest expense as percentage of total revenues (net interest income and noninterest income).

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited; Dollars in thousands)
				Q3 2026 vs. Q2 2026		Q3 2026 vs. Q3 2025
	Q3 2026	Q2 2026	Q3 2025	$	%	$	%
Wealth Management Results
Wealth Management Revenues:
Asset-based revenues	$11,030	$10,869	$10,307	$161	1.5%	$723	7.0%
Transaction-based revenues	59	332	66	(273)	(82.2)	(7)	(10.6)
Total wealth management revenues	$11,089	$11,201	$10,373	($112)	(1.0%)	$716	6.9%

Assets Under Administration (AUA):
Market value at the end of the period (1)	$7,917,811	$7,916,933	$7,682,440	$878	—%	$235,371	3.1%

Percentage of AUA that are managed assets	91%	91%	91%

Mortgage Banking Results
Mortgage Banking Revenues:
Realized gains on loan sales, net (2)	$2,788	$2,733	$2,450	$55	2.0%	$338	13.8%
Changes in fair value, net (3)	(188)	226	530	(414)	(183.2)	(718)	(135.5)
Loan servicing fee income, net (4)	555	514	521	41	8.0	34	6.5
Total mortgage banking revenues	$3,155	$3,473	$3,501	($318)	(9.2%)	($346)	(9.9%)

Residential Mortgage Loan Originations:
Originations for retention in portfolio (5)	$49,169	$78,934	$50,852	($29,765)	(37.7%)	($1,683)	(3.3%)
Originations for sale to secondary market (6)	143,712	137,134	122,300	6,578	4.8	21,412	17.5
Total mortgage loan originations	$192,881	$216,068	$173,152	($23,187)	(10.7%)	$19,729	11.4%

Percentage of originations for sale to total mortgage loan originations	75%	63%	71%

Residential Mortgage Loans Sold:
Sold with servicing rights retained	$8,832	$7,586	$9,774	$1,246	16.4%	($942)	(9.6%)
Sold with servicing rights released (6)	136,051	128,535	116,713	7,516	5.8	19,338	16.6
Total mortgage loans sold	$144,883	$136,121	$126,487	$8,762	6.4%	$18,396	14.5%
(1)Includes the impact of $195 million of managed assets acquired from Lighthouse Financial Management, LLC on Jul 31, 2025.
(2)Includes gains on loan sales, commission income on loans originated for others, servicing right gains, and gains (losses) on forward loan commitments.
(3)Represents fair value changes on mortgage loans held for sale and forward loan commitments.
(4)Represents loan servicing fee income, net of servicing right amortization and valuation adjustments.
(5)Includes the full commitment amount of homeowner construction loans.
(6)Includes brokered loans (loans originated for others).

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited; Dollars in thousands)
			Change
For the Nine Months Ended Sep 30,	2026	2025	$	%
Wealth Management Results
Wealth Management Revenues:
Asset-based revenues	$32,479	$29,821	$2,658	8.9%
Transaction-based revenues	458	563	(105)	(18.7)
Total wealth management revenues	$32,937	$30,384	$2,553	8.4%

Assets Under Administration (AUA):
Market value at the end of the period (1)	$7,917,811	$7,682,440	$235,371	3.1%

Percentage of AUA that are managed assets	91%	91%

Mortgage Banking Results
Mortgage Banking Revenues:
Realized gains on loan sales, net (2)	$7,891	$6,485	$1,406	21.7%
Changes in fair value, net (3)	202	682	(480)	(70.4)
Loan servicing fee income, net (4)	1,580	1,672	(92)	(5.5)
Total mortgage banking revenues	$9,673	$8,839	$834	9.4%

Residential Mortgage Loan Originations:
Originations for retention in portfolio (5)	$164,916	$129,845	$35,071	27.0%
Originations for sale to secondary market (6)	399,197	328,031	71,166	21.7
Total mortgage loan originations	$564,113	$457,876	$106,237	23.2%

Percentage of originations for sale to total mortgage loan originations	71%	72%

Residential Mortgage Loans Sold:
Sold with servicing rights retained	$21,088	$34,355	($13,267)	(38.6%)
Sold with servicing rights released (6)	381,439	284,406	97,033	34.1
Total mortgage loans sold	$402,527	$318,761	$83,766	26.3%
(1)Includes the impact of $195 million of managed assets acquired from Lighthouse Financial Management, LLC on Jul 31, 2025.
(2)Includes gains on loan sales, commission income on loans originated for others, servicing right gains, and gains (losses) on forward loan commitments.
(3)Represents fair value changes on mortgage loans held for sale and forward loan commitments.
(4)Represents loan servicing fee income, net of servicing right amortization and valuation adjustments.
(5)Includes the full commitment amount of homeowner construction loans.
(6)Includes brokered loans (loans originated for others).

Washington Trust Bancorp, Inc. and Subsidiaries
END OF PERIOD LOAN COMPOSITION
(Unaudited; Dollars in thousands)
				Sep 30, 2026 vs. Jun 30, 2026		Sep 30, 2026 vs. Sep 30, 2025
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	$	%	$	%
Loans:
Commercial real estate (1)	$2,116,435	$2,050,249	$2,156,750	$66,186	3.2%	($40,315)	(1.9%)
Commercial & industrial	661,617	665,855	568,317	(4,238)	(0.6)	93,300	16.4
Total commercial	2,778,052	2,716,104	2,725,067	61,948	2.3	52,985	1.9

Residential real estate (2)	2,030,656	2,042,406	2,073,740	(11,750)	(0.6)	(43,084)	(2.1)

Home equity	340,253	328,802	307,371	11,451	3.5	32,882	10.7
Other	15,891	15,757	16,404	134	0.9	(513)	(3.1)
Total consumer	356,144	344,559	323,775	11,585	3.4	32,369	10.0
Total loans	$5,164,852	$5,103,069	$5,122,582	$61,783	1.2%	$42,270	0.8%
(1)Commercial real estate loans consist of commercial mortgages and construction and development loans. Commercial mortgages are loans secured by income producing property.
(2)Residential real estate loans consist of mortgage and homeowner construction loans secured by one- to four-family residential properties.

Washington Trust Bancorp, Inc. and Subsidiaries
END OF PERIOD LOAN COMPOSITION
(Unaudited; Dollars in thousands)
	Sep 30, 2026		Dec 31, 2025		Balance Change
	Balance	% of Total	Balance	% of Total	$	%
Commercial Real Estate Portfolio Segmentation:
Multi-family	$687,386	32%	$667,388	31%	$19,998	3.0%
Retail	409,346	19	436,961	20	(27,615)	(6.3)
Industrial and warehouse	373,870	18	380,403	17	(6,533)	(1.7)
Hospitality	240,264	11	230,549	11	9,715	4.2
Office	208,059	10	237,706	11	(29,647)	(12.5)
Healthcare facility	115,342	5	156,871	7	(41,529)	(26.5)
Mixed-use	28,453	1	26,440	1	2,013	7.6
Other	53,715	4	47,667	2	6,048	12.7
Total commercial real estate loans	$2,116,435	100%	$2,183,985	100%	($67,550)	(3.1%)

Commercial & Industrial Portfolio Segmentation:
Healthcare and social assistance	$148,495	22%	$150,061	27%	($1,566)	(1.0%)
Educational services	144,744	22	54,245	10	90,499	166.8
Retail trade	66,816	10	48,289	9	18,527	38.4
Transportation and warehousing	54,137	8	55,315	10	(1,178)	(2.1)
Accommodation and food services	31,812	5	26,431	5	5,381	20.4
Finance and insurance	27,697	4	22,727	4	4,970	21.9
Manufacturing	26,379	4	23,714	4	2,665	11.2
Arts, entertainment, and recreation	23,705	4	22,043	4	1,662	7.5
Professional, scientific, and technical services	21,100	3	12,490	2	8,610	68.9
Information	21,090	3	21,843	4	(753)	(3.4)
Real estate rental and leasing	20,363	3	57,113	10	(36,750)	(64.3)
Public administration	5,929	1	1,448	—	4,481	309.5
Other	69,350	11	68,363	11	987	1.4
Total commercial & industrial loans	$661,617	100%	$564,082	100%	$97,535	17.3%

			Weighted Average		Asset Quality			Supplemental - Nonaccrual (included in Classified)
	Balance (2) (3)	Average Loan Size (4)	Loan to Value	Debt Service Coverage	Pass	Special Mention	Classified
Non-Owner Occupied Commercial Real Estate Office (inclusive of Construction):
Class A	$67,350	$9,811	54%	1.71x	$61,319	$—	$6,031	$6,031
Class B	69,893	3,679	54%	1.35x	66,166	3,727	—	—
Class C	10,250	1,464	56%	1.35x	10,250	—	—	—
Medical Office	25,556	6,389	54%	1.68x	25,556	—	—	—
Lab Space	35,010	18,288	103%	—x	—	28,436	6,574	6,574
Total office at Sep 30, 2026 (1)	$208,059	$5,409	63%	1.27x	$163,291	$32,163	$12,605	$12,605
Total office at Jun 30, 2026	$212,074	$5,500	64%	1.30x	$145,402	$31,654	$35,018	$28,923
Sep 30, 2026 vs. Jun 30, 2026	($4,015)	($91)	(1%)	(0.03x)	$17,889	$509	($22,413)	($16,318)
(1)Approximately 61% of the total commercial real estate office balance of $208 million is secured by income producing properties located in suburban areas. Additionally, approximately 61% of the total commercial real estate office balance is scheduled to mature before Sep 30, 2028.
(2)Balance of commercial real estate office consists of 39 loans as of Sep 30, 2026.
(3)Does not include $2.9 million of unfunded commitments as of Sep 30, 2026.
(4)Total commitment (outstanding loan balance plus unfunded commitments) divided by number of loans.

Washington Trust Bancorp, Inc. and Subsidiaries
END OF PERIOD DEPOSIT COMPOSITION & CONTINGENT LIQUIDITY
(Unaudited; Dollars in thousands)
				Sep 30, 2026 vs. Jun 30, 2026		Sep 30, 2026 vs. Sep 30, 2025
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	$	%	$	%
Deposits:
Noninterest-bearing demand deposits	$690,665	$644,011	$671,309	$46,654	7.2%	$19,356	2.9%
Interest-bearing demand deposits (in-market)	720,603	745,273	703,848	(24,670)	(3.3)	16,755	2.4
NOW accounts	703,672	701,615	684,689	2,057	0.3	18,983	2.8
Money market accounts	1,300,322	1,270,616	1,195,463	29,706	2.3	104,859	8.8
Savings accounts	877,455	863,856	733,529	13,599	1.6	143,926	19.6
Time deposits (in-market)	1,143,299	1,133,502	1,233,998	9,797	0.9	(90,699)	(7.4)
In-market deposits	5,436,016	5,358,873	5,222,836	77,143	1.4	213,180	4.1
Wholesale brokered time deposits	—	—	—	—	—	—	—
Total deposits	$5,436,016	$5,358,873	$5,222,836	$77,143	1.4%	$213,180	4.1%

	Sep 30, 2026	Dec 31, 2025	Sep 30, 2026 vs. Dec 31, 2025
Contingent Liquidity:
Federal Home Loan Bank of Boston	$1,498,918	$1,356,005	$142,913	10.5%
Federal Reserve Bank of Boston	111,760	104,379	7,381	7.1
Available cash liquidity (1)	21,716	17,460	4,256	24.4
Unencumbered securities	453,811	539,830	(86,019)	(15.9)
Total	$2,086,205	$2,017,674	$68,531	3.4%
(1)    Available cash liquidity excludes amounts restricted for collateral purposes and designated for operating needs.

Washington Trust Bancorp, Inc. and Subsidiaries
CREDIT & ASSET QUALITY DATA
(Unaudited; Dollars in thousands)

						Sep 30, 2026 vs.
			Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Jun 30, 2026 (bps)	Sep 30, 2025 (bps)
Asset Quality Ratios:
Nonperforming assets to total assets			0.38%	0.61%	0.21%	(23)	17
Nonaccrual loans to total loans			0.48%	0.78%	0.27%	(30)	21
Total past due loans to total loans			0.54%	0.81%	0.16%	(27)	38
ACL on loans to nonaccrual loans			165.01%	106.92%	260.96%	5,809	(9,595)
ACL on loans to total loans			0.78%	0.83%	0.71%	(5)	7

				Sep 30, 2026 vs. Jun 30, 2026		Sep 30, 2026 vs. Sep 30, 2025
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	$	%	$	%
Nonperforming Assets:
Commercial real estate	$12,605	$28,923	$—	($16,318)	(56.4%)	$12,605	100.0%
Commercial & industrial	489	126	1,010	363	288.1	(521)	(51.6)
Total commercial	13,094	29,049	1,010	(15,955)	(54.9)	12,084	1,196.4
Residential real estate	9,689	9,072	11,129	617	6.8	(1,440)	(12.9)
Home equity	1,753	1,695	1,877	58	3.4	(124)	(6.6)
Other consumer	—	—	—	—	—	—	—
Total consumer	1,753	1,695	1,877	58	3.4	(124)	(6.6)
Total nonaccrual loans	24,536	39,816	14,016	(15,280)	(38.4)	10,520	75.1
Other real estate owned	—	—	—	—	—	—	—
Total nonperforming assets	$24,536	$39,816	$14,016	($15,280)	(38.4%)	$10,520	75.1%

Past Due Loans (30 days or more past due):
Commercial real estate	$14,688	$28,923	$—	($14,235)	(49.2%)	$14,688	100.0%
Commercial & industrial	493	464	8	29	6.3	485	6,062.5
Total commercial	15,181	29,387	8	(14,206)	(48.3)	15,173	189,662.5
Residential real estate	10,655	9,908	6,470	747	7.5	4,185	64.7
Home equity	2,002	2,086	1,583	(84)	(4.0)	419	26.5
Other consumer	46	27	51	19	70.4	(5)	(9.8)
Total consumer	2,048	2,113	1,634	(65)	(3.1)	414	25.3
Total past due loans	$27,884	$41,408	$8,112	($13,524)	(32.7%)	$19,772	243.7%

Accruing loans 90 days or more past due	$—	$—	$—	$—	—%	$—	—%
Nonaccrual loans included in past due loans	$14,965	$36,152	$5,925	($21,187)	(58.6%)	$9,040	152.6%

Washington Trust Bancorp, Inc. and Subsidiaries
CREDIT & ASSET QUALITY DATA
(Unaudited; Dollars in thousands)
	For the Three Months Ended
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025
Nonaccrual Loan Activity:
Balance at beginning of period	$39,816	$40,440	$26,108
Additions to nonaccrual status	7,832	2,457	1,068
Loans returned to accruing status	(18,720)	(2,318)	—
Loans charged-off	(3,910)	(78)	(11,459)
Loans transferred to other real estate owned	—	—	—
Payments, payoffs, and other changes	(482)	(685)	(1,701)
Balance at end of period	$24,536	$39,816	$14,016

Allowance for Credit Losses on Loans:
Balance at beginning of period	$42,571	$41,126	$41,059
Provision for credit losses on loans (1)	1,800	1,500	6,950
Charge-offs	(3,910)	(78)	(11,459)
Recoveries	27	23	26
Balance at end of period	$40,488	$42,571	$36,576

Allowance for Credit Losses on Unfunded Commitments:
Balance at beginning of period	$1,340	$1,240	$1,190
Provision for credit losses on unfunded commitments (1)	—	100	(150)
Balance at end of period (2)	$1,340	$1,340	$1,040
(1)    Included in provision for credit losses in the Consolidated Statements of Income.
(2)     Included in other liabilities in the Consolidated Balance Sheets.

Washington Trust Bancorp, Inc. and Subsidiaries
CREDIT & ASSET QUALITY DATA
(Unaudited; Dollars in thousands)
				Q3 2026 vs. Q2 2026		Q3 2026 vs. Q3 2025
	Q3 2026	Q2 2026	Q3 2025	$	%	$	%
Provision for Credit Losses:
Provision for credit losses on loans	$1,800	$1,500	$6,950	$300	20.0%	($5,150)	(74.1%)
Provision for credit losses on unfunded commitments	—	100	(150)	(100)	(100.0)	150	100.0
Provision for credit losses	$1,800	$1,600	$6,800	$200	12.5%	($5,000)	(73.5%)

Net Loan Charge-Offs (Recoveries):
Commercial real estate	$3,830	$—	$2,991	$3,830	100.0%	$839	28.1%
Commercial & industrial	(3)	—	8,355	(3)	—	(8,358)	(100.0)
Total commercial	3,827	—	11,346	3,827	100.0	(7,519)	(66.3)
Residential real estate	—	—	—	—	—	—	—
Home equity	—	—	(15)	—	—	15	100.0
Other consumer	56	55	102	1	1.8	(46)	(45.1)
Total consumer	56	55	87	1	1.8	(31)	(35.6)
Total	$3,883	$55	$11,433	$3,828	6,960.0%	($7,550)	(66.0%)

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (FTE Basis)
(Unaudited; Dollars in thousands)

The following tables present daily average balance, interest, and yield/rate information, as well as net interest margin on an FTE basis. Tax-exempt income is converted to an FTE basis using the statutory federal income tax rate. Unrealized gains (losses) on available for sale securities, changes in fair value on mortgage loans held for sale, and basis adjustments associated with fair value hedges are excluded from the average balance and yield calculations. Nonaccrual loans are included in amounts presented for loans. Interest income attributable to nonaccrual loans is included in accordance with accounting policy as disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

For the Three Months Ended	Sep 30, 2026			Jun 30, 2026			Change
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate

Assets:
Cash, federal funds sold, and short-term investments	$120,836	$1,100	3.61%	$111,434	$998	3.59%	$9,402	$102	0.02%
Mortgage loans held for sale	33,802	557	6.54	31,413	478	6.10	2,389	79	0.44
Taxable debt securities	972,482	8,250	3.37	996,894	8,468	3.41	(24,412)	(218)	(0.04)
Nontaxable debt securities	650	8	4.88	650	8	4.94	—	—	(0.06)
Total securities	973,132	8,258	3.37	997,544	8,476	3.41	(24,412)	(218)	(0.04)
FHLB stock	21,215	425	7.95	25,557	506	7.94	(4,342)	(81)	0.01
Commercial real estate	2,077,821	30,246	5.78	2,049,760	28,593	5.60	28,061	1,653	0.18
Commercial & industrial	664,500	9,591	5.73	592,347	8,346	5.65	72,153	1,245	0.08
Total commercial	2,742,321	39,837	5.76	2,642,107	36,939	5.61	100,214	2,898	0.15
Residential real estate	2,038,069	22,990	4.48	2,027,688	22,698	4.49	10,381	292	(0.01)
Home equity	332,723	5,255	6.27	322,709	5,052	6.28	10,014	203	(0.01)
Other	15,617	215	5.46	15,760	208	5.29	(143)	7	0.17
Total consumer	348,340	5,470	6.23	338,469	5,260	6.23	9,871	210	—
Total loans	5,128,730	68,297	5.28	5,008,264	64,897	5.20	120,466	3,400	0.08
Total interest-earning assets	6,277,715	78,637	4.97	6,174,212	75,355	4.90	103,503	3,282	0.07
Noninterest-earning assets	288,205			289,814			(1,609)
Total assets	$6,565,920			$6,464,026			$101,894
Liabilities and Shareholders' Equity:
Interest-bearing demand deposits (in-market)	$743,369	$5,815	3.10%	$730,215	$5,751	3.16%	$13,154	$64	(0.06%)
NOW accounts	687,920	292	0.17	685,098	265	0.16	2,822	27	0.01
Money market accounts	1,310,077	9,512	2.88	1,196,679	8,429	2.83	113,398	1,083	0.05
Savings accounts	868,065	3,920	1.79	833,804	3,656	1.76	34,261	264	0.03
Time deposits (in-market)	1,136,661	9,470	3.31	1,143,511	9,466	3.32	(6,850)	4	(0.01)
Interest-bearing in-market deposits	4,746,092	29,009	2.42	4,589,307	27,567	2.41	156,785	1,442	0.01
Wholesale brokered time deposits	—	—	—	—	—	—	—	—	—
Total interest-bearing deposits	4,746,092	29,009	2.42	4,589,307	27,567	2.41	156,785	1,442	0.01
FHLB advances	431,924	4,392	4.03	536,879	5,491	4.10	(104,955)	(1,099)	(0.07)
Junior subordinated debentures	22,681	312	5.46	22,681	308	5.45	—	4	0.01
Total interest-bearing liabilities	5,200,697	33,713	2.57	5,148,867	33,366	2.60	51,830	347	(0.03)
Noninterest-bearing demand deposits	664,713			621,882			42,831
Other liabilities	147,120			141,165			5,955
Shareholders' equity	553,390			552,112			1,278
Total liabilities and shareholders' equity	$6,565,920			$6,464,026			$101,894
Net interest income (FTE)		$44,924			$41,989			$2,935
Interest rate spread			2.40%			2.30%			0.10%
Net interest margin			2.84%			2.73%			0.11%

Interest income amounts presented in the preceding table include the following adjustments for taxable equivalency:

For the Three Months Ended	Sep 30, 2026	Jun 30, 2026	Change
Commercial loans	$222	$180	$42
Nontaxable debt securities	1	—	1
Total	$223	$180	$43

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (FTE Basis)
(Unaudited; Dollars in thousands)
For the Nine Months Ended	Sep 30, 2026			Sep 30, 2025			Change
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate

Assets:
Cash, federal funds sold and short-term investments	$111,192	$3,007	3.62%	$138,301	$4,497	4.35%	($27,109)	($1,490)	(0.73%)
Mortgage loans for sale	30,025	1,410	6.28	54,624	1,942	4.75	(24,599)	(532)	1.53
Taxable debt securities	997,146	25,486	3.42	1,061,852	27,429	3.45	(64,706)	(1,943)	(0.03)
Nontaxable debt securities	650	25	5.14	650	24	4.94	—	1	0.20
Total securities	997,796	25,511	3.42	1,062,502	27,453	3.45	(64,706)	(1,942)	(0.03)
FHLB stock	25,745	1,516	7.87	42,504	2,578	8.11	(16,759)	(1,062)	(0.24)
Commercial real estate	2,091,865	87,557	5.60	2,167,400	93,873	5.79	(75,535)	(6,316)	(0.19)
Commercial & industrial	609,788	25,858	5.67	547,558	24,044	5.87	62,230	1,814	(0.20)
Total commercial	2,701,653	113,415	5.61	2,714,958	117,917	5.81	(13,305)	(4,502)	(0.20)
Residential real estate	2,033,794	68,411	4.50	2,101,567	69,382	4.41	(67,773)	(971)	0.09
Home equity	324,090	15,239	6.29	299,645	15,499	6.92	24,445	(260)	(0.63)
Other	15,985	637	5.33	16,876	628	4.98	(891)	9	0.35
Total consumer	340,075	15,876	6.24	316,521	16,127	6.81	23,554	(251)	(0.57)
Total loans	5,075,522	197,702	5.21	5,133,046	203,426	5.30	(57,524)	(5,724)	(0.09)
Total interest-earning assets	6,240,280	229,146	4.91	6,430,977	239,896	4.99	(190,697)	(10,750)	(0.08)
Noninterest-earning assets	291,928			284,668			7,260
Total assets	$6,532,208			$6,715,645			($183,437)
Liabilities and Shareholders' Equity:
Interest-bearing demand deposits (in-market)	$740,588	$17,455	3.15%	$659,609	$18,630	3.78%	$80,979	($1,175)	(0.63%)
NOW accounts	683,129	817	0.16	673,135	1,075	0.21	9,994	(258)	(0.05)
Money market accounts	1,223,662	25,729	2.81	1,196,124	29,426	3.29	27,538	(3,697)	(0.48)
Savings accounts	837,515	10,993	1.75	649,841	8,555	1.76	187,674	2,438	(0.01)
Time deposits (in-market)	1,156,665	28,952	3.35	1,209,618	33,692	3.72	(52,953)	(4,740)	(0.37)
Interest-bearing in-market deposits	4,641,559	83,946	2.42	4,388,327	91,378	2.78	253,232	(7,432)	(0.36)
Wholesale brokered time deposits	—	—	—	65,115	2,457	5.04	(65,115)	(2,457)	(5.04)
Total interest-bearing deposits	4,641,559	83,946	2.42	4,453,442	93,835	2.82	188,117	(9,889)	(0.40)
FHLB advances	542,319	16,660	4.11	945,484	31,939	4.52	(403,165)	(15,279)	(0.41)
Junior subordinated debentures	22,681	930	5.48	22,681	1,040	6.13	—	(110)	(0.65)
Total interest-bearing liabilities	5,206,559	101,536	2.61	5,421,607	126,814	3.13	(215,048)	(25,278)	(0.52)
Noninterest-bearing demand deposits	630,520			628,448			2,072
Other liabilities	142,170			143,843			(1,673)
Shareholders' equity	552,959			521,747			31,212
Total liabilities and shareholders' equity	$6,532,208			$6,715,645			($183,437)
Net interest income (FTE)		$127,610			$113,082			$14,528
Interest rate spread			2.30%			1.86%			0.44%
Net interest margin			2.73%			2.35%			0.38%

Interest income amounts presented in the preceding table include the following adjustments for taxable equivalency:

For the Nine Months Ended	Sep 30, 2026	Sep 30, 2025	Change
Commercial loans	$570	$644	($74)
Nontaxable debt securities	3	2	1
Total	$573	$646	($73)

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures
(Unaudited; Dollars in thousands, except per share amounts)

The following table presents adjusted noninterest income, adjusted noninterest expense, adjusted income before income taxes, adjusted income tax expense, adjusted net income, adjusted diluted earnings per common share, and adjusted efficiency ratio:

For the Nine Months Ended Sep 30,	2026	2025	Change
Adjusted Noninterest Income:
Noninterest income, as reported	$56,230	$57,357	($1,127)	(2.0%)
Less adjustments:
Gain on sale of bank-owned properties, net	—	6,994	(6,994)	(100.0)
Adjusted noninterest income (non-GAAP)	$56,230	$50,363	$5,867	11.6%

Adjusted Noninterest Expense:
Noninterest expense, as reported	$115,159	$114,452	$707	0.6%
Less adjustments:
Pension plan settlement charge	—	6,436	(6,436)	(100.0)
Adjusted noninterest expense (non-GAAP)	$115,159	$108,016	$7,143	6.6%

Adjusted Income Before Income Taxes:
Income before income taxes	$60,691	$46,745	$13,946	29.8%
Less: total adjustments, pre-tax	—	558	(558)	(100.0)
Adjusted income before income taxes (non-GAAP)	$60,691	$46,187	$14,504	31.4%

Adjusted Income Tax Expense:
Income tax expense, as reported	$12,729	$10,475	$2,254	21.5%
Less: tax on total adjustments	—	141	(141)	(100.0)
Adjusted income tax expense (non-GAAP)	$12,729	$10,334	$2,395	23.2%

Adjusted Net Income:
Net income, as reported	$47,962	$36,270	$11,692	32.2%
Less: total adjustments, after-tax	—	417	(417)	(100.0)
Adjusted net income (non-GAAP)	$47,962	$35,853	$12,109	33.8%

Adjusted Diluted Earnings per Common Share:
Diluted earnings (loss) per common share, as reported (1)	$2.50	$1.88	$0.62	33.0%
Less: impact of total adjustments	—	0.03	(0.03)	(100.0)
Adjusted diluted earnings per common share (non-GAAP) (2)	$2.50	$1.85	$0.65	35.1%

Adjusted Efficiency Ratio:
Efficiency ratio, as reported (3)	62.8%	67.4%	(460) bps
Less: impact of total adjustments	—	1.1	(110) bps
Adjusted efficiency ratio (non-GAAP) (4)	62.8%	66.3%	(350) bps
(1)Net income divided by weighted average diluted common and potential shares outstanding.
(2)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by weighted average diluted common and potential shares outstanding.
(3)Total noninterest expense as percentage of total revenues (net interest income and noninterest income).
(4)Total noninterest expense as percentage of total revenues (net interest income and noninterest income), each adjusted for the pre-tax impact of adjustments as outlined in the table above.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands)

The following tables present return on average tangible assets and adjusted return on average assets:

	Q3 2026	Q2 2026	Q3 2025	Q3 2026 vs. Q2 2026		Q3 2026 vs. Q3 2025
Return on Average Tangible Assets:
Net income, as reported	$19,381	$15,981	$10,846	$3,400	21.3%	$8,535	78.7%

Total average assets, as reported	$6,565,920	$6,464,026	$6,738,796	$101,894	1.6%	($172,876)	(2.6%)
Less average balances of:
Goodwill	63,909	63,909	63,909	—	—	—	—
Identifiable intangible assets, net	3,913	4,068	3,821	(155)	(3.8)	92	2.4
Total average tangible assets	$6,498,098	$6,396,049	$6,671,066	$102,049	1.6%	($172,968)	(2.6%)

Return on average assets (1)	1.17%	0.99%	0.64%	18 bps		53 bps
Return on average tangible assets (non-GAAP) (2)	1.18%	1.00%	0.65%	18 bps		53 bps

For the Nine Months Ended Sep 30,	2026	2025	Change
Adjusted Return on Average Assets:
Net income, as reported	$47,962	$36,270	$11,692	32.2%
Less: total adjustments, after-tax	—	417	(417)	(100.0)
Adjusted net income (non-GAAP)	$47,962	$35,853	$12,109	33.8%

Total average assets, as reported	$6,532,208	$6,715,645	($183,437)	(2.7%)

Return on average assets (1)	0.98%	0.72%	26 bps
Adjusted return on average assets (non-GAAP) (3)	0.98%	0.71%	27 bps

Return on Average Tangible Assets:
Adjusted net income (non-GAAP)	$47,962	$35,853	$12,109	33.8%

Total average assets, as reported	$6,532,208	$6,715,645	($183,437)	(2.7%)
Less average balances of:
Goodwill	63,909	63,909	—	—
Identifiable intangible assets, net	4,067	3,064	1,003	32.7
Total average tangible assets	$6,464,232	$6,648,672	($184,440)	(2.8%)

Return on average assets (1)	0.98%	0.72%	26 bps
Return on average tangible assets (non-GAAP) (4)	0.99%	0.72%	27 bps

(1)Net income divided by total average assets.
(2)Net income divided by total average tangible assets.
(3)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average assets.
(4)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average tangible assets.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands)

The following tables present return on average tangible equity and adjusted return on average equity:

	Q3 2026	Q2 2026	Q3 2025	Q3 2026 vs. Q2 2026		Q3 2026 vs. Q3 2025
Return on Average Tangible Equity:
Net income, as reported	$19,381	$15,981	$10,846	$3,400	21.3%	$8,535	78.7%

Total average equity, as reported	$553,390	$552,112	$528,315	$1,278	0.2%	$25,075	4.7%
Less average balances of:
Goodwill	63,909	63,909	63,909	—	—	—	—
Identifiable intangible assets, net	3,913	4,068	3,821	(155)	(3.8)	92	2.4
Total average tangible equity (non-GAAP)	$485,568	$484,135	$460,585	$1,433	0.3%	$24,983	5.4%

Return on average equity (1)	13.89%	11.61%	8.14%	228 bps		575 bps
Return on average tangible equity (non-GAAP) (2)	15.84%	13.24%	9.34%	260 bps		650 bps

For the Nine Months Ended Sep 30,	2026	2025	Change
Adjusted Return on Average Equity:
Net income, as reported	$47,962	$36,270	$11,692	32.2%
Less: total adjustments, after-tax	—	417	(417)	(100.0)
Adjusted net income (non-GAAP)	$47,962	$35,853	$12,109	33.8

Total average equity, as reported	$552,959	$521,747	$31,212	6.0

Return on average equity (1)	11.60%	9.29%	231 bps
Adjusted return on average equity (non-GAAP) (3)	11.60%	9.19%	241 bps

Return on Average Tangible Equity:
Adjusted net income (non-GAAP)	$47,962	$35,853	$12,109	33.8%

Total average equity, as reported	$552,959	$521,747	$31,212	6.0
Less average balances of:
Goodwill	63,909	63,909	—	—
Identifiable intangible assets, net	4,067	3,064	1,003	32.7
Total average tangible equity (non-GAAP)	$484,983	$454,774	$30,209	6.6

Return on average equity (1)	11.60%	9.29%	231 bps
Return on average tangible equity (non-GAAP) (4)	13.22%	10.54%	268 bps
(1)Net income divided by total average equity.
(2)Net income divided by total average tangible equity.
(3)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average equity.
(4)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average tangible equity.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands, except per share amounts)

The following table presents tangible book value per share and the ratio of tangible equity to tangible assets:

	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026 vs. Jun 30, 2026		Sep 30, 2026 vs. Sep 30, 2025
Tangible Book Value per Share:
Total shareholders' equity, as reported	$530,767	$553,523	$533,021	($22,756)	(4.1%)	($2,254)	(0.4%)
Less end of period balances of:
Goodwill	63,909	63,909	63,909	—	—%	—	—%
Identifiable intangible assets, net	3,837	3,992	4,458	(155)	(3.9%)	(621)	(13.9%)
Total tangible shareholders' equity (non-GAAP)	$463,021	$485,622	$464,654	($22,601)	(4.7%)	($1,633)	(0.4%)

Shares outstanding, as reported	19,081	19,071	19,050	10	0.1%	31	0.2%

Book value per share	$27.82	$29.02	$27.98	($1.20)	(4.1%)	($0.16)	(0.6%)
Tangible book value per share (non-GAAP)	$24.27	$25.46	$24.39	($1.19)	(4.7%)	($0.12)	(0.5%)

Tangible Equity to Tangible Assets:
Total tangible shareholders' equity	$463,021	$485,622	$464,654	($22,601)	(4.7%)	($1,633)	(0.4%)

Total assets, as reported	$6,538,491	$6,547,904	$6,717,921	($9,413)	(0.1%)	($179,430)	(2.7%)
Less end of period balances of:
Goodwill	63,909	63,909	63,909	—	—%	—	—%
Identifiable intangible assets, net	3,837	3,992	4,458	(155)	(3.9%)	(621)	(13.9%)
Total tangible assets (non-GAAP)	$6,470,745	$6,480,003	$6,649,554	($9,258)	(0.1%)	($178,809)	(2.7%)

Equity to assets	8.12%	8.45%	7.93%	(33) bps		19 bps
Tangible equity to tangible assets (non-GAAP)	7.16%	7.49%	6.99%	(33) bps		17 bps